Exhibit 10.3



                                 PROMISSORY NOTE AND
                                  SECURITY AGREEMENT

          $1,050,000.00                                   November 17, 1999


               FOR VALUE RECEIVED, AMERICAN ELECTROMEDICS CORP., a Delaware corporation ("Maker"), hereby promises to pay to the order of JUBILEE INVESTORS LLC, a Delaware limited liability company (hereinafter called "Payee"), the principal sum of ONE MILLION FIFTY THOUSAND DOLLARS ($1,050,000) (the "Principal Amount") in lawful money of the United States of America.

               The Principal Amount shall be payable in full on the earlier to occur of (i) within five business days of the closing date of the initial public offering of the Maker's German subsidiary, Rosch GmbH Medizintechnik ("Rosch"), out of proceeds raised in such financing or (ii) April 30, 2000 (the "Maturity Date"). If the average Closing Bid Price for the shares of common stock of the Maker exceeds $3.00 per share for the five (5) trading days prior to the Maturity Date, then the Principal Amount payable hereunder shall be reduced to $700,000. The term "Closing Bid Price" means, for the Maker's common stock as of any date, the closing bid price on the principal securities exchange or trading market where the Maker's common stock is listed or traded as reported by Bloomberg, L.P. ("Bloomberg"), or, if applicable, the closing bid price of the Maker's common stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for the Maker's common stock by Bloomberg, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price of the Maker's common stock cannot be calculated on such date on any of the foregoing bases, the Closing Bid Price of the Maker's common stock on such date shall be the fair market value as mutually determined by the Maker and Payee. "Trading day" shall mean any day on which the Maker's common stock is traded for any period on the principal securities exchange or other securities market on which the common stock is then being traded.

               The following additional terms shall govern this Promissory Note and Security Agreement (this "Note"):

               1. This Note is executed and delivered to Payee by Maker in exchange for 350 shares of Convertible Preferred Stock, Series A of the Maker held by Payee as more fully set forth in the Securities Exchange Agreement, dated November 17, 1999, between Maker and Payee (the "Securities Exchange Agreement").

               2. This Note may be prepaid in part from time to time or in full at any time in cash without penalty. All prepayments shall be applied to the reduction of principal. The parties agree that imputed interest is included in the principal amount of this Note.

               3. All cash distributions, license fees, royalties and other revenue or consideration received in respect of, or cash proceeds received on the sale or license of, the Collateral (as hereinafter defined) shall be applied, at the option of the Payee, to the prepayment of the entire unpaid Principal Amount of this Note and Maker shall deliver to Payee all such amounts promptly upon receipt thereof, provided, however, that for every $2 of the Principal Amount that is repaid pursuant to this section there shall be a reduction to the Principal Amount of an additional $ 1.

               4. Principal shall be paid in lawful currency of the United States, in immediately available funds via wire transfer to an account designated by Payee, or at such other place or to such other person as Payee may designate in a written notice to Maker.

               5. As security for the full, prompt and complete payment of all principal on this Note, Maker hereby pledges, assigns and grants to Payee a continuing first priority security interest valid throughout the world, except as expressly limited, in the intellectual property listed on Schedule A (the "Collateral"). Until all amounts secured thereby shall have been repaid in full, the Maker shall execute such further documents and instruments and take such further steps as may be required by Payee to perfect and protect such security interest. Maker shall bear any costs related to the perfection and protection of such security interest.

               6. Each of the following shall constitute an "Event of Default" within the meaning of this Note:
          (a) Maker shall fail or refuse to make payment in full of the Principal Amount due hereunder on the Maturity Date;

                    (b) Maker or any subsidiary of Maker (as principal, guarantor or other surety) shall default in the payment when due of any debt or obligation when due or within any applicable period of grace of any amount of principal, premium or interest on a debt or obligation that is outstanding in a principal amount in the aggregate of at least $250,000;

                    (c) Maker shall default in the performance of any material covenant in this Note or in the Securities Exchange Agreement or if any material representation or warranty made in this Note or in the Securities Exchange Agreement shall have proved to have been false or incorrect in any respect on the date as of which made or shall omit to state any material fact necessary to make the representation and warranty not misleading; provided that before any such event shall become an Event of Default, the Payee shall give written notice to the Maker and the Maker shall have ten (10) days from the receipt of such notice to cure any such event or condition; or

                    (d) (i) Maker or any of its subsidiaries shall make a general assignment for the benefit of its creditors, (ii) entry of a final order adjudicating Maker or any of its subsidiaries bankrupt, (iii) the filing of a voluntary petition by Maker or any of its subsidiaries under any of the provisions of the United States bankruptcy code or similar laws of any jurisdiction, (iv) the filing of any answer or other pleading admitting the material allegations of any petition filed against Maker or any of its subsidiaries in any bankruptcy, insolvency or other such proceeding, (v) the filing of a petition against Maker or any of its subsidiaries under any of the provisions of any bankruptcy laws of the United States or similar laws of any jurisdiction and the failure of such petition to be dismissed within sixty (60) calendar days, (vi) the petition for, or the appointment of, or possession by, a custodian, receiver, liquidator, trustee or sequestrator (or other similar official) of Maker or any of its subsidiaries or any substantial part of its or any such subsidiary's properties or assets, (vii) Maker or any of its subsidiaries shall take any corporate action in furtherance of any of the foregoing, (viii) Maker or any of its subsidiaries shall be generally unable to pay its debts as they mature; or
          (ix) a final judgment shall be rendered against Maker or any of its subsidiaries for the payment of money at least $250,000 in the aggregate and such judgment shall not be discharged or execution thereon stayed pending appeal within 60 calendar days of entry of such judgment, or, in the event of such a stay, such judgment shall not be discharged within 60 calendar days after such stay expires.

               7. Upon the occurrence and during the continuance of an Event of Default, the unpaid Principal Amount of this Note shall automatically, without any action on the part of Payee, become immediately due and payable, in each case without presentment, demand, protest or any notice of any kind, all of which are hereby waived. Upon the occurrence of an Event of Default, Payee, in addition to any other rights it may have, shall have the right at any time and from time to time to sell, resell, assign, license, sublicense and deliver, in its discretion, all or any of the Collateral in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein. Payee may purchase all or any of the Collateral being sold. Payee shall give Maker at least ten (10) calendar days' prior notice of the time and place of any public or private sale and of the time after which any private sale or other disposition is to be made, which notice Maker agrees is reasonable. Payee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Maker shall pay all reasonable out-of-pocket costs and expenses of every kind for sale or delivery, including reasonable attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, Payee shall apply any remainder to the payment of the indebtedness or obligations of Maker under or in respect of this Note. The balance, if any, remaining after payment in full of all of such expenses and indebtedness shall be paid to Maker, subject to any duty of Payee imposed by law to the holder of any subordinate security interest in the Collateral known to Payee. Payee, in addition to all other rights or remedies which it may have, shall have all of the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New Hampshire and under any other applicable law. Payee may exercise any or all of the rights which it may have in the Collateral in any order, from time to time, and shall not be obligated to exercise any of such rights. No failure to exercise any right shall operate as a waiver and no waiver, consent or agreement given in any instance shall adversely affect the rights of Payee in any other instance.

               8. Maker shall pay to Payee all costs and expenses incurred by Payee (including reasonable attorney's fees and expenses) in connection with the enforcement hereof. The payment of all such amounts shall constitute additional indebtedness of Maker hereunder, and payment thereof shall be secured by the Collateral.

               9. The remedies provided herein in favor of Payee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Payee existing at law or in equity. Payee shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody thereof of any securities representing such Collateral that are actually in its possession.

               10. Upon payment in full of all indebtedness of Maker hereunder, Maker shall be entitled to the return of all of the Collateral which has not been used or applied as provided herein and Payee shall return this Note to Maker.

               11. This Note shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely in such State , except to the extent that the laws of the State of New Hampshire shall govern the security interest created hereby, and any proceeding relating to this Note or any other indebtedness secured may be brought only in the federal or state courts sitting in New York, to the jurisdiction and venue of which the parties hereby submit. The parties waive trial by jury in any such proceeding. This Note may not be altered or amended, except by a writing duly signed by the party against whom such alteration or amendment is sought to be enforced.

               12. Maker hereby waives presentment for payment, demand, notice of dishonor, notice of protest and protest and diligence in taking any action to collect amounts due hereunder.

                        [THIS SPACE INTENTIONALLY LEFT BLANK]

                    IN WITNESS WHEREOF, this Promissory Note and Security Agreement is executed by the parties as of the date first appearing above.
                                             AMERICAN ELECTROMEDICS CORP.


                                             By   /s/ Michael T. Pieniazek
                                                --------------------------
                                                  Name: Michael T. Pieniazek
                                                  Title: President


                                             EQUIDYNE SYSTEMS, INC.
                                             By   /s/ Michael T. Pieniazek
                                                --------------------------
                                                  Name: Michael T. Pieniazek
                                                  Time: Secretary


          ACKNOWLEDGED AND AGREED:
          ------------------------
          JUBILEE INVESTORS LLC

          By:  WEC ASSET MANAGEMENT LLC, Manager

          By   /s/ Daniel Saks
            ---------------------------------
               Name: Daniel Saks
               Time: Managing Director

                                      SCHEDULE A
                                      ----------
               The security interest granted herein shall extend to all intellectual property of the Maker and its subsidiaries, excluding Rosch GmbH Medizintechnik, but otherwise including without limitation the following:

          1.   PATENTS
               -------
               (a) United States Patent No. 5,704,91 1, "Needleless Hypodermic Injection System" and any other related existing or future letters patent and applications for letters patent, including all patent applications in preparation for filing anywhere in the world owned by or assigned to the Maker or its subsidiaries throughout the world

               (b) United States Patent No. 5,569,189, "Needleless Hypodermic Injector" and any other related existing or future letters patent and applications for letters patent, including all patent applications in preparation for filing anywhere in the world owned by or assigned to the Maker or its subsidiaries throughout the world.

               (c) Any other existing or future letters patent and applications for letters patent, including all patent applications in preparation for filing anywhere in the world owned by or assigned to the Maker or its subsidiaries throughout the world.

               (d)  All patent licenses.

               (e) All reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the items described in items (c) and (d) above.

               (f) All proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to above and for breach or enforcement of any patent license.

          II. TRADEMARKS, SERVICE MARKS AND TRADENAMES
              ----------------------------------------
               (a)  INJEX SYSTEM (unregistered trademark)
                    DYNACAM (unregistered trademark)

               (b) All trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks or logos (collectively, "Trademarks") now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof, and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country.

               (c) All licenses of Trademarks to or by Maker or its subsidiaries.

               (d) All reissues, extensions or renewals of any of the items described in clauses (b) or (c) above

               (e) All goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a), (b) and
          (c) above.

               (f) All proceeds of, and rights associated with, the foregoing, including any claim by the Maker or its subsidiaries against third parties for past, present or future infringement or dilution of any Trademark, including for registrations and licenses in connection with any Trademark or for injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

          III  COPYRIGHTS
               ----------

               All of the Maker's or the Maker's subsidiaries' right title and interest in and to the following: all copyrights, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including all of the Maker's or the Maker's subsidiaries' right, title and interest in any United States Copyrights registered in the United States Copyright Office or any other registered copyrights registered anywhere else in the world and including all applications for registration of, whether pending or in preparation, all copyright licenses, including all rights to sue for past, present and future infringements of any such license, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of any suits related to the above.

          IV.  TRADE SECRETS
               -------------
               All of the Maker's or the Maker's subsidiaries' right, title and interest in and to the following: common law and statutory trade secrets and all other confidential or proprietary information and know-how, now or hereafter owned or licensed or used in or contemplated at any time for use in the business of the Maker or the Maker's subsidiaries (collectively, "Trade Secrets"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, all Trade Secret licenses, and the right to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.